UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2008

UNITED BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-25976	23-2802415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Graham Building, 30 South 15thStreet, Suite 1200, Philadelphia, Pennsylvania                     19102
(Address of principal executive offices)                                                                                             (Zip Code)

(215)351-4600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)               On January 23, 2008, Ahsan M. Nasratullah resigned from the Board of Directors of United Bancshares, Inc. and its wholly-owned subsidiary United Bank of Philadelphia, effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANCSHARES, INC.

Date: January 29, 2008	By: /s/ Evelyn Smalls
Evelyn Smalls
President and Chief Executive Officer